Exhibit 10.49

                              EXPORT-IMPORT BANK
                          OF  THE   UNITED   STATES


                               February 6, 1996



Kathleen Gibson
Senior Vice President
NationsBank of Texas
901 Main Street, 11th Floor
P.O. Box 830304
Dallas, Texas  75283-0304

                         RE:  AP065758XX - Colombia
                         Borrower:   Triton Energy Corporation

Dear Ms. Gibson:

In response to your request dated January 26, 1996, Ex-Im Bank agrees to amend the above referenced transaction as follows:

                                         As Authorized       As Amended
Guaranteed Loan Final Disbursement Date  January 31, 1996    March 30,1996
Earliest Shipment Eligibility Date       March 3, 1993       January 1,1993

All other terms and conditions remain unchanged. The legal amendment to the credit agreement will be forthcoming. Should you have any questions, please contact either the loan officer for this case, Donald Hultman at (202) 565-3411, or Ex-Im Bank counsel Anita Henri at (202) 565-3459.


                                  Sincerely,



                               Charles A. Leik
                      Vice President - Americas Division




             811 VERMONT AVENUE N.W.    WASHINGTON,  D.C.  20571